Rushmore
4922 Fairmont Avenue
Bethesda, MD 20814-6076
(301) 657-1500
(800) 343-3355

December 29, 1999

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

          Re:     The Rushmore Fund, Inc.
                     Post-Effective Amendment No. 24 to
                     Registration Statement on Form N-1A
                     File Nos. 2-99388 and 811-4369

Dear Sir or Madam:

          Pursuant to Rule 485(b) under the Securities Act of 1933, as amended, enclosed for filing via EDGAR on behalf of The Rushmore Fund, Inc. (the "Fund"), please find a complete copy of the post-effective amendment no. 24 to the Fund's registration statement on Form N-1A, which copy has been marked to show changes made from post-effective amendment no. 23 to the Fund's registration statement, filed with the Securities and Exchange Commission on December 30, 1998.

          If you have any questions regarding this filing, please contact me at (301) 657-1503.

                                                                                                      Very truly yours,
                                                                                                      /s/ Stephenie E. Adams
                                                                                                      Stephenie E. Adams

Enclosures:

          As stated
cc:        Mr. Timothy N. Coakley
             Mr. Kirk Silva

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As Filed With The Securities And Exchange Commission On December 29, 1999.

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FILE NOS. 2-99388 and 811-4369

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                               (X)

Pre-Effective Amendment No.                                                                                                             (   )

Post-Effective Amendment No. 24                                                                                                     (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    (X)

Amendment No. 26                                                                                                                                (X)

The Rushmore Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

4922 Fairmont Avenue, Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

         301) 657-1500
(Registrant's Telephone Number, Including Area Code)

Timothy N. Coakley
4922 Fairmont Avenue
     Bethesda, Maryland 20814

(Name and Address of Agent for Service of Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

     X  immediately upon filing pursuant to paragraph (b) of rule 485.

          on (date) pursuant to paragraph (b) (1) (v) of rule 485.

          60 days after filing pursuant to paragraph (a) (1) of rule 485.

          on (date) pursuant to paragraph (a) (1) of rule 485.

          75 days after filing pursuant to paragraph (a) (2) of rule 485.

          on (date) pursuant to paragraph (a) (2) of rule 485.

THE RUSHMORE FUND, INC.

REGISTRATION STATEMENT ON FORM N-1A

CROSS REFERENCE SHEET
Form N-1A Item No.		Location in Registration Statement
Part A. Information Required in Prospectus
1.	Front and Back Cover Pages	Front Cover Page of Prospectus; Back Cover Page of Prospectus
2.	Risk/Return Summary	Risk and Return Summary
3.	Risk/Return Summary: Fee Table	Risk/Return Bar Chart and Table; Performance Table; Fees and Expenses
4.	Investment Objectives, Principal Investment Strategies, and Related Risks	Investment Objectives, Principal Investment Strategies, and Related Risks
5.	Management's Discussion of Fund Performance	Management Discussion of Fund Performance: Performance Comparison
6.	Management, Organization, and Capital Structure	Management, Organization, and Capital Structure: Investment Adviser; Year 2000 Preparations
7.	Shareholder Information

Shareholder Information: How to Invest in the Fund; How to Redeem Your Investment; Additional Information About the Fund: Exchanging Fund Shares; Pricing of Fund Shares; Dividends and Distributions; Tax Consequences of Investing in the Fund

8.	Distribution Arrangements	Not Applicable
9.	Financial Highlights Information	Financial Highlights
Part B: Information Required In Statement of Additional Information
10.	Cover Page and Table of Contents	Cover Page and Table of Contents
11.	Fund History	Not Applicable
12.	Description of the Fund and Its Investments and Risks	Fund Description, Investments, and Risks; Investment Limitations
13.	Management of the Fund	Management of the Fund
14.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
15.	Investment Advisory and Other Services	Investment Advisory and Other Services: Investment Adviser; Custodian and Independent Public Accountant
16.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
17.	Capital Stock and Other Securities	Not Applicable
18.	Purchase, Redemption and Pricing of Shares	Purchase and Redemption of Shares
19.	Taxation of the Fund	Taxation of the Fund
20.	Underwriters	Not Applicable
21.	Calculation of Performance Data	Calculation of Performance Data: Average Annual Total Return Quotation; Computation of Yield
22.	Financial Statements	Financial Statements
Part C: Other Information
23.	Exhibits	Exhibits
24.	Persons Controlled by or Under Common Control with the Fund	Persons Controlled by or Under Common Control with the Fund
25.	Indemnification	Indemnification
26.	Business and Other Connections of Investment Adviser	Business and Other Connections of Investment Adviser
27.	Principal Underwriters	Not Applicable
28.	Location of Accounts and Records	Location of Accounts and Records
29.	Management Services	Not Applicable
32.	Undertakings	Not Applicable
	Signatures	Signatures

PART A

THE RUSHMORE FUND, INC.

RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

Prospectus

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January 1, 2000

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The Rushmore U.S. Government Bond Portfolio (the "Fund") is a no-load portfolio of The Rushmore Fund, Inc. This Prospectus contains important information about the Fund and should be read before investing. Please keep the Prospectus on file for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RISK and RETURN SUMMARY
Investments, Risks, and Performance

Fund Investment Objective

The objective of the U.S. Government Bond Portfolio is to provide investors with current income to the extent that such investment is consistent with safety of principal.

Principal Fund Investment Strategy

In attempting to achieve this objective, the Fund invests principally in United States Treasury notes and bonds and in other U.S. Government securities.

Principal Risks of Investing in the Fund

As with any bond fund, the value of your investment in the U.S. Government Bond Portfolio will rise or fall depending on interest rate movements. The market values of the investment securities of the Fund will vary inversely with interest rates; therefore, the per share value of the Fund will also fluctuate as interest rates change. Consequently, because of the fluctuation of per share values, investment in the Fund may not be suitable for investors with short-term investment objectives. Although the Fund seeks to meet its investment objective, it is possible to lose money by investing in the Fund.

An investment in the Fund is not a deposit or obligation of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Bar Chart and Table

The chart and table below show the annual calendar-year returns and the performance of the Fund. The Fund commenced operations on December 18, 1985, and has a fiscal year-end of August 31. The information in the chart and the table provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year and by showing how the Fund's average annual returns for 1 year and 5 years compare with the performance of both the Lehman Brothers Intermediate Government Index and the Lehman Brothers Long Treasury Bond Index.

The chart and the tables below assume the reinvestment of dividends and distributions. Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

U.S. Government Bond Portfolio
1986	9.05%
1987	0.41%
1988	7.91%
1989	18.94%
1990	4.45%
1991	16.60%
1992	6.13%
1993	15.36%
1994	-9.94%
1995	32.01%
1996	-2.83%
1997	13.06%
1998	13.29%

Notes to Annual Total Return Chart:

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  The Fund's year-to-date total return for the quarter ended September 30, 1999 was (7.67)%.
  The Fund's highest quarterly return was 13.73% in the second quarter of 1989; the Fund's lowest quarterly return of (7.55)% occurred in the first quarter of 1996.

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Performance Table
Average Annual Total Returns
(for Periods Ended December 31, 1998)
	U.S. Government Bond Portfolio	Lehman Brothers Intermediate Government Index	Lehman Brothers Long Treasury Bond Index
One Year	13.29%	8.49%	13.52%
Five Years	8.15%	6.45%	9.35%
Ten Years	10.13%	8.34%	11.49%

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FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees...................................................................................	0.50%
Other Expenses........................................................................................	0.30%
Total Annual Fund Operating Expenses	0.80%

If your monthly account balance averages $500 or less due to redemptions you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 82	$ 255	$ 444	$ 990

INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES, and RELATED RISKS

Fund Investment Objective

The investment objective of the Rushmore U.S. Government Bond Portfolio is to provide investors with current income to the extent that such investment is consistent with safety of principal.

Principal Investment Strategies

In attempting to achieve its objective, the Fund anticipates investing at least 95% of its total assets in United States Treasury notes and bonds and in other U.S. Government securities. At no time will the Fund invest less than 65% of its total assets in these securities.

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In managing its portfolio, the Fund considers economic conditions and interest rate trends in determining what securities to purchase. The Fund will invest only in securities issued or guaranteed by the U.S. Government, federal agencies and government-sponsored enterprises, and in securities and certificates evidencing ownership of future interest and principal payments on the above securities (e.g., zero coupon securities). The Fund also may purchase U.S. Government securities under repurchase agreements from member banks of the Federal Reserve system or primary dealers of U.S. Government securities and may lend portfolio securities for the purpose of earning additional income. The Fund may invest in securities of any maturity. The Fund's average weighted maturity varies, but as of November 30, 1999 the Fund's average weighted maturity was approximately 21.8 years.
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Risks of Investing in the Fund

Fluctuation in the market value of the securities of the Fund will occur due to interest rate movements. The market values of the investment securities of the Fund will vary inversely with interest rate movements and, therefore, the per share value of the Fund will also fluctuate as interest rates change. Furthermore, debt securities with longer maturities generally experience greater price movement compared to shorter-term securities as interest rates fluctuate. Interest rate uncertainty is related to various factors. Among these factors are swings in money growth, uncertainty about the policies of the Federal Reserve Board, and inflationary expectations. Considering these risks, there is a risk you could lose as well as make money by investing in the Fund. As with any fund, there is no guarantee that the Fund's performance will be positive over any period of time, either short-term or long-term.

MANAGEMENT'S DISCUSSION of FUND PERFORMANCE

The U.S. Government Bond Portfolio invests primarily in the ten- and thirty-year Treasury issues. Our objective is to provide high current income as well as maintain safety of principal. For the fiscal year ended August 31, 1999, the total return of the Portfolio was (5.51)%. The Portfolio had an annualized net investment income of 4.57% of net assets for the year ended August 31, 1999, and an average maturity of 21.6 years.

The past year in the bond market has been one of increasing market yields as the U.S. economy continues to be a cause for concern to investors worried about rising inflation. Almost one year after the yield on the benchmark thirty-year Treasury bond fell to 4.69%, it climbed back up to a 52 week high of 6.27% in August of this year before ending that month yielding 6.07%. The slowdown in the U.S. economy that many market watchers had predicted would happen in 1999 did not emerge, due in part to continued strong consumer demand as well as recovering global economies. Sustained low levels of unemployment and highly valued equity markets have also contributed to the renewed concern over rising inflation. The Federal Reserve has reacted to these fears of an overheating economy with two Federal funds rate increases of 25 basis points, leaving the Fed funds rate at 5.25%. If the U.S. economy threatens to overheat in the first quarter of 2000, the Federal Reserve will possibly increase the funds rate once more.

Performance Comparison

Assuming a $10,000 initial investment, the following graph compares the Fund's total return to the performance of the Lehman Brothers Intermediate Government Index and the Lehman Brothers Long Treasury Bond Index since the Fund began operating on December 18, 1985. Please remember that past performance does not necessarily reflect how the Fund may perform in the future.

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Account Value Total Return (as of)	Rushmore U.S. Government Bond Portfolio	Lehman Brothers Intermediate Government Index	Lehman Brothers Long Treasury Bond Index
12/31/1985	$10,000	$10,000	$10,000
8/31/1986	$10,557	$11,136	$12,440
8/31/1987	$10,551	$11,341	$11,529
8/31/1988	$11,157	$12,178	$12,458
8/31/1989	$13,408	$13,516	$14,942
8/31/1990	$13,243	$14,615	$15,169
8/31/1991	$15,575	$16,470	$17,981
8/31/1992	$17,750	$18,581	$20,865
8/31/1993	$21,463	$20,194	$25,455
8/31/1994	$19,255	$20,026	$23,829
8/31/1995	$22,403	$21,814	$27,868
8/31/1996	$22,495	$22,787	$28,275
8/31/1997	$25,181	$24,601	$32,019
8/31/1998	$30,054	$26,882	$38,692
8/31/1999	$28,399	$27,489	$36,757

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Average Annual Total Returns as of August 31, 1999

One Year	(5.51)%
Five Year	8.08%
Ten Year	7.79%

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SHAREHOLDER INFORMATION

How to Invest In The Fund

Facts To Know Before You Invest:
The minimum initial investment is $2,500
Retirement accounts may be opened with a $500 minimum investment
There are no minimum amounts for subsequent investments
There are no sales charges
The Funds reserve the right to reject any purchase order
All shares are electronically recorded; the Fund will not issue certificates
A $10 fee may be charged for items returned for insufficient or uncollectible funds

Purchasing Shares:

By Mail
Complete an application and make a check payable to "The Rushmore Fund, Inc." Send your completed and signed application and check drawn on a U.S. bank to:

The Rushmore Fund, Inc.
4922 Fairmont Avenue
Bethesda, Maryland 208l4

By Bank Wire
Speak to the branch manager of your bank. Request a transfer of Federal funds to Rushmore Trust and Savings, FSB, instructing the bank to wire transfer the money before 4:00 P.M., Eastern time to:

Rushmore Trust and Savings, FSB
Bethesda, Maryland
Routing # 0550-71084

Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for their services. Remember that it is important to complete the wire transfer before 4:00 P.M. Eastern time.

Invest Through Brokers

You may also invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. When an authorized third party, such as those mentioned, accepts an order, the Fund will be deemed to have received the order. Orders accepted by an authorized third party will be priced at the Fund's net asset value next computed after acceptance. Such third parties who process orders may charge a fee for their services. Certain third party organizations may receive compensation from the Fund, the Fund's transfer agent, or the Fund's Adviser for the shareholder services they provide.

How To Redeem Your Investment

Redeeming Shares:

Contact Shareholder Services at (1-800-622-1386) between the hours of 8:30 A.M. and 4:30 P.M. Eastern time.

For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

By Mail or Fax
Mail your instructions for redemption to:	Fax your instructions for redemption to:
Rushmore Trust and Savings, FSB	(301) 657-1520
4922 Fairmont Avenue	Attn: Shareholder Services
Bethesda, MD 20814
Attn: Shareholder Services

Include the following information in your redemption request:
  the name of the Fund and account number you are redeeming from;
  your name(s) and address as it appears on your account;
  the dollar amount or number of shares you wish to redeem;
  your signature(s) as it appears on your account; and
  a daytime telephone number.

Additional Information You Should Know When You Redeem:

  There are no fees charged for redemptions.

  You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

  If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  If your monthly Fund account balance averages less than $500 you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts which fall below $500 after providing 60 days written notice.

  The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

ADDITIONAL INFORMATION ABOUT THE FUND

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Exchanging Fund Shares

You may exchange shares of the Fund, without cost, for shares of any of the following Rushmore Funds: Fund for Government Investors, Fund for Tax-Free Investors, Inc., or American Gas Index Fund, Inc. You may also exchange shares of the Fund for shares of the Cappiello-Rushmore Emerging Growth, Growth and Utility Income Funds. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you are exchanging by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.

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Pricing of Fund Shares

The price of the Fund's shares is its net asset value per share. This figure is computed by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined as of 4:00 P.M. Eastern time on days when the New York Stock Exchange is open for business. Orders accepted by the Fund directly or by an authorized third party will be priced at the Fund's net asset value next computed after orders are received. This means that if you place a purchase or redemption order after 4:00 P.M. ET, it will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

The Fund values its portfolio securities based on their market value. Each security held by the Fund is valued at the last quoted sale price for a given day, or if a sale is not reported for that date, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available, including any restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

Dividends and Distributions

Dividends of the Fund are declared daily. All dividends and capital gain distributions of the Fund will be reinvested in additional shares (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions. Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month. Statements of account showing dividends paid will be mailed to shareholders monthly. Although the timing and amount of all dividends and distributions are subject to the discretion of the Board of Directors, the Fund intends to distribute long-term capital gains, if any, on an annual basis in November or December.

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"Undeliverable" or "Uncashed" Dividend Checks

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

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Tax Consequences of Investing

Taxability of Distributions

As long as the Fund meets the requirements for being tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders. As a result, dividends and capital gains you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of Transactions

Any time you sell or exchange shares of the Fund, it is considered a taxable event for you. For example, if you exchange shares of the Fund for shares of another Rushmore or Cappiello-Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.

MANAGEMENT, ORGANIZATION and CAPITAL STRUCTURE

Investment Adviser

Money Management Associates ("Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund's inception on December 18, 1985. Established in 1974, the Adviser manages six no-load mutual funds (including the Fund) with total assets under management of approximately $900 million.

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Subject to the general supervision of the Board of Directors of the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs. An Adviser Group makes investment decisions; therefore, no one person is primarily responsible for making investment decisions. For the advisory services performed, the Adviser received 0.50% of the average net assets of the Fund for the fiscal year ended August 31, 1999.

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On October 20, 1999, the Adviser and Rushmore Trust and Savings, FSB, a majority-owned subsidiary of the Adviser and the Fund's transfer agent, dividend-disbursing and shareholder servicing agent, reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals, including the approval of the Fund's shareholders.

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Year 2000 Preparations

The day-to-day operations of the Fund are dependent upon the Fund's service providers, principally the Adviser, Money Management Associates, Rushmore Trust and Savings, FSB, and Rushmore Services, Inc. (collectively, the "Servicers"), and upon the smooth functioning of the computer systems they utilize. Like other mutual funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. In preparation for the millennium, the Servicers have evaluated the impact that the year 2000 issue may have on the computer systems they utilize and have made appropriate modifications to these systems (the cost of any system replacement or modification was not paid directly by the Fund). Additionally, the Servicers have worked with their outside vendors to obtain satisfactory assurances regarding the year 2000 issue and have established contingency plans in the event that there are systems interruptions in the New Year. A toll-free recorded hotline (877-728-1935) has been established to keep all shareholders informed of the year 2000 readiness of the Servicers in the unlikely event that the Fund's regular shareholder services number (800-622-1386) is temporarily not in service.

Although, at this time, there can be no assurance that the actions taken by the Servicers in preparation for the year 2000 will be sufficient, the Servicers do not anticipate that the transition to the 21st century will have a material impact on their ability to continue to service the Trust at current levels.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For the Year Ended August 31,
1999	1998	1997	1996	1995

Net Asset Value, Beginning of Year

Income from Investment Operations:

   Net Investment Income
   Net Realized and Unrealized Gain (Loss)
     on Securities
          Total from Investment Operation

Less Distributions:
   Dividends (from net investment income)
   Distributions (from capital gains)
          Total Distributions

Net Asset Value, End of Period

Total Investment Return

Ratios and Supplemental Data:
   Net Assets, End of Year (in thousands)
   Ratio of Expenses to Average Net Assets
   Ratio of Net Income to Average Net Assets
   Portfolio Turnover Rate

$ 11.27 0.50 (1.10) (0.60) (0.50) - (0.50) $ 10.17 (5.51)% $12,837 0.80% 4.57% 46%	$ 9.92 0.53 1.35 1.88 (0.53) - (0.53) $ 11.27 19.35% $27,260 0.80% 4.98% 49%	$ 9.39 0.55 0.55 1.10 (0.55) (0.02) (0.57) $ 9.92 11.94% $15,212 0.80% 5.60% 19%	$ 9.89 0.56 (0.50) 0.06 (0.56) - (0.56) $ 9.39 0.41% $21,424 0.80% 5.59% 95%	$ 9.08 0.61 0.81 1.42 (0.61) - (0.61) $ 9.89 16.35% $16,391 0.80% 6.75% 63%

In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request	Description
Statement of Additional Information	A document that includes additional information about the Fund.
Annual and Semiannual Reports

Reports that contain information about the Fund's investments. The reports also discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact the The Rushmore Fund, Inc. directly by telephone 1-800-343-3355, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

The Rushmore Fund, Inc. Investment Company Act File No. 811-4369

PART B

THE RUSHMORE FUND, INC.

4922 Fairmont Avenue, Bethesda, Maryland 20814
(800) 343-3355
(301) 657-1500

Rushmore U.S. Government Bond Portfolio

Statement of Additional Information

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January 1, 2000

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund's Prospectus, dated January 1, 2000. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund, for the Fund's fiscal year ended August 31, 1999, are included in the Fund's 1999 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Fund's 1999 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

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Table of Contents

	Page in Statement of Additional Information	Page in Prospectus
Fund Description, Investments, and Risks	3	3
Investment Limitations	6	-
Management of the Fund	7	9
Control Persons and Principal Holders of Securities	9	-
Investment Advisory and Other Services	9	9
Brokerage Allocation and Portfolio Transactions	9	-
Taxation of the Fund	10	-
Calculation of Performance Data	11	-
Financial Statements	11	11

FUND DESCRIPTION, INVESTMENTS and RISKS

Description

The Rushmore U.S. Government Bond Portfolio (the "Fund") is an open-end, diversified management investment company incorporated in the State of Maryland on July 24, 1985.

Investments

U.S. Government Securities

The term "government securities" is used loosely in the marketplace and actually covers a wide array of securities. There are, in fact, three major classifications, each of which the Fund may invest in:

U.S. Treasury Securities

U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often guaranteed by the sponsoring agency with the implied backing of Congress. Examples of government agency securities include, Export-Import Bank of the United States, the Federal Home Loan Bank, and the Government National Mortgage Association.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs. The U.S. Government does not back government-sponsored enterprise securities. However, the fact that the government sponsored the enterprise creates the assumption that the federal government would not let the entity go into default. The Student Loan Marketing Association, the Federal National Mortgage Association, and Federal Home Loan Banks are examples of government-sponsored enterprise securities.

Risks Associated with Investing in U.S. Government Securities

The U.S. Government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. Government, there is no credit risk. While most other government-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little, if any, credit risk.

However, another type of risk that may effect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Fund, while a decline in interest rates would generally increase the market value of portfolio investments of the Fund.

Zero Coupon Securities

The Fund may also invest in direct and "stripped" U.S. Treasury zero coupon securities. Although at the time this information was printed, the Fund does not own, and has no intention of investing in, zero coupon securities.

What are Zero Coupon Securities?

Zero coupon securities is the term used by the Fund to describe United States Treasury notes and bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during the life of the security. The value of the zero-coupon security to an investor consists of the difference between the security's face value at the time of maturity and the price for which the security was acquired, which is generally an amount must less than the face value (sometimes referred to as a "deep discount" price).

Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, is the last few years a number of banks and brokerage firms have separated (stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). More recently, the U.S. Treasury Department has facilitate the stripping of Treasury notes and bonds by permitting the separated corpus and coupons to be transferred directly through the Federal Reserve Banks' book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems zero coupon securities consisting of the corpus for the face value thereof at maturity, and those consisting of stripped coupons for the amount of interest, and at the date, stated thereon.

Risks of Zero Coupon Securities

Treasury issues that are stripped by brokerage houses and marketed separately as zero coupon securities represented by receipts or certificates are highly safe as long as the broker holds the underlying Treasury security in escrow, as is the practice. Direct Treasury zero coupons are risk-free.

Repurchase Agreements

What is a Repurchase Agreement?

A repurchase agreement is an agreement where a Fund acquires a money market instrument from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day). Essentially, a repurchase agreement may be considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

Why Would The Fund Use Repurchase Agreements?

The Fund may invest in repurchase agreements with financial institutions: (i) for defensive purposes due to market conditions; or (ii) to generate income from the Fund's excess cash balances. It is the current policy of the Fund to invest in repurchase agreements that mature within seven days. Any repurchase agreements that have a maturity greater than 7 days will not exceed 10% of the Fund's assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the investment adviser, liquidity or other considerations so warrant.

Risks of Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement .

Lending of Securities

Each Fund may lend its securities to qualified institutional investors (i.e., brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations.

Why Would A Fund Lend Its Securities?

By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with the loan.

To lend securities, the following requirements must be met:

    the borrower must pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the federal government having at least equal the value of the securities loaned;

    the borrower must add to the collateral whenever the price of the securities loaned rises;

    the Fund must be able to terminate the loan at any time; borrowed securities must be returned when the loan is terminated.

    the Fund should receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in portfolio securities, thereby earning additional income), any distribution on the loaned securities, and any increase in the market value of the loaned securities; and, the Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Fund will not lend more than 33-1/3% of the value of the Fund's total assets.

Risks of Lending

A Fund will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's Board of Directors. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental and may not be changed without prior approval of a majority of the Fund's outstanding voting shares.

The Fund may not:

    borrow money except as a temporary measure to facilitate redemptions. Such borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase an investment security if a borrowing by the Fund is outstanding;

    make loans except through repurchase agreements and through the lending of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily;

    underwrite securities of any other issuer;

    purchase or sell real estate, including limited partnership interests;

    purchase or sell restricted securities or warrants, nor may it issue senior securities;

    purchase any security whereby it would account for more than 10% of any issuer's outstanding shares;

    purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5%, (as defined by Section 5 (b)(1) of the Investment Company Act of 1940), of the Fund's assets. There is no limitation, however, as to investments issued or guaranteed by the United States Government, its agencies or government sponsored enterprises, or in obligations of the United States Government, its agencies or instrumentalities;

    purchase or sell commodities or commodities contracts;

    concentrate more than 25% of its assets in any one industry;

The following restrictions have been adopted by the Fund, but are not considered fundamental and may be changed by the Board of Directors of the Fund.

The Portfolio may not:

    invest in companies for the purpose of exercising management or control;

    purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer;

    purchase or hold the securities of any issuer if those officers or directors of the Fund, or of Money Management Associates, who individually own beneficially more than 0.5% of the outstanding securities of the issuer, together own beneficially more than 5% of those securities;

    invest in securities of other investment companies, except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange;

    purchase the securities of companies which, including predecessors, have a record of less than three years continuous operation if, as a result, more than 5% of the market value of the Fund's assets would be invested in such companies ;

    invest more than 10% of their assets in illiquid securities;

    invest in oil, gas or other mineral leases;

    issue shares for other than cash;

    purchase put or call options;

    sell securities short.

MANAGEMENT OF THE FUND

A Board of Directors governs the Fund. The Directors are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. The names, ages and addresses of the Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are set forth below.

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Name, Age, Address	Position Held With Fund	Principal Occupation(s) During Past 5 Years

Daniel L. O'Connor*, 57 100 Lakeshore Drive Suite 1555 North Palm Beach, FL 33408	Chairman, Treasurer, and Director

General Partner of Money Management Associates, registered investment adviser of the Rushmore Funds, since 1975. Director, Rushmore Trust and Savings, FSB, the Trust's transfer agent and custodian. Director of four Rushmore Fund Boards. Director of the Cappiello-Rushmore Trust.

Richard J. Garvey*, 66 730 Southwest 67th Place Portland, OR 97225	President and Director	Limited Partner of Money Management Associates and Vice President of Rushmore Services, Inc., until 1998. Director of four Rushmore Fund Boards.
Bruce C. Ellis, 55 7108 Heathwood Court Bethesda, MD 20817	Director

A private investor in start-up companies. Vice President, LottoPhone, Inc., a telephone state lottery service, September 1991-1995. Director, The Torray Fund, since 1994; Director, the Sheppard Fund, Since 1994. Director of three Rushmore Fund Boards and the Cappiello-Rushmore Trust.

Jeffrey R. Ellis, 55 513 Kerry Lane Virginia Beach, VA 23451	Director

Executive Vice President, Buddy Systems, Inc., a manufacturing-marketing company in Virginia Beach, Virginia since January 1996. Vice President, LottoPhone, Inc., a telephone state lottery service, September 1993-1995. Director of three Rushmore Fund Boards and the Cappiello-Rushmore Trust.

Michael D. Lange*, 58 407 River Bend Road Great Falls, VA 22066	Director

Vice President, Capital Hill Management Corporation since 1967. Owner of Michael D. Lange, Ltd., a builder and developer since 1980. Partner of Greatful Falls, a building developer since 1994. Director, Rushmore Trust and Savings, FSB, the Trust's transfer agent and custodian. Director of three Rushmore Fund Boards.

Patrick F. Noonan, 57 11901 Glen Mill Drive Potomac, MD 20854	Director

Chairman and Chief Executive Officer of the Conservation Fund since 1986. Vice Chairman, American Farmland Trust and Trustee, American Conservation Association since 1985. President, Conservation Resources, Inc. since 1981. Director of four Rushmore Fund Boards.

Leo Seybold, 85 5804 Rockmere Drive Bethesda, MD 20816	Director	Retired 1988. Director of three Rushmore Fund Boards.
Timothy N. Coakley, CPA*, 32 4922 Fairmont Avenue Bethesda, MD 20814	Vice President

Chief Financial Officer and Treasurer, Rushmore Trust and Savings, FSB, since 1995. Vice President of four Rushmore Funds and the Cappiello-Rushmore Trust (collectively, the "Funds"). Controller of the Funds, 1995-1997. Formerly Audit Manager, Deloitte & Touche LLP until 1994.

Edward J. Karpowicz, CPA*, 36 4922 Fairmont Avenue Bethesda, MD 20814	Controller

Vice President of Rushmore Trust and Savings, FSB, since 1997. Controller of the Funds. Treasurer, Bankers Finance Investment Management Corp., August 1993 to June 1997. Senior Accountant, Ernst & Young, September 1989 to February 1993.

Stephenie E. Adams*, 30 4922 Fairmont Avenue Bethesda, MD 20814	Secretary

Secretary of three Rushmore Funds and the Cappiello-Rushmore Trust. Assistant Secretary of one Rushmore Fund. Manager, Rushmore Trust and Savings, FSB since October, 1999. Manager, Fund Administration and Marketing, Rushmore Services, Inc., July 1994- October 1999.

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Bruce C. Ellis and Jeffrey R. Ellis are brothers.

*  Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's investment adviser, or an affiliated company of the Fund.

The aggregate compensation paid to the Directors serving during the fiscal year ended August 31, 1999, is set forth in the table below:
Name of Person and Position	Aggregate Compensation Paid	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors for Services to the Fund and Fund Complex
Daniel L. O'Connor,* Chairman, Treasurer and Director	$0	$0	$0	$0
Richard J. Garvey,* President and Director	$0	$0	$0	$0
Bruce C. Ellis, Director	$3,000	$0	$0	$11,000
Jeffrey R. Ellis Director	$3,000	$0	$0	$11,000
Michael D. Lange,* Director	$3,000	$0	$0	$10,000
Patrick F. Noonan, Director	$3,000	$0	$0	$10,000
Leo Seybold, Director	$3,000	$0	$0	$9,000

*  Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's adviser, or an affiliated company of the Fund.

CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

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As of November 29, 1999, the following parties were the only owners of record owning 5% or more of the shares of the Fund.

Controlling Party or Principal Holder of Securities Address	Shares Outstanding	% Owned
Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	280,881.611	23.229%
National Financial Services Corporation 82 Devonshire Street Boston, MA 02109	160,802.513	13.299%

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As of the date of this Statement of Additional Information, the Officers and Directors of the Fund, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY and OTHER SERVICES

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On October 20, 1999, the Fund's investment adviser, Money Management Associates (the "Adviser") and Rushmore Trust and Savings, FSB ("RTS"), a majority-owned subsidiary of the Adviser who provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund, reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals, including the approval of the Fund's shareholders.

The following paragraphs describe in greater detail the fees and services rendered to the Fund on behalf of the Adviser and RTS.

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Investment Adviser

The Adviser is located at 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, and has served as the Fund's investment adviser since the Fund's inception on December 18, 1985. The Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. For its services, the Adviser receives a fee at an annual rate based on 0.50% of the net assets of the Fund. In dollars, the Fund paid advisory fees to the Adviser of approximately $90,039, $86,364, and $127,595, for the fiscal years ended August 31, 1999, 1998, and 1997, respectively.

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The Adviser also advises: Fund for Government Investors, a money market fund established in 1975 that invests only in U.S. Treasury securities; Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities the interest on which is exempt either from federal income tax or from state income tax; and American Gas Index Fund, Inc., a common stock index fund established in 1989 that seeks to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission companies headquartered in the United States. As of August 31, 1999, total assets under the Adviser's management were approximately $900 million.

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Fund expenses which are paid by the Adviser include, but are not limited to: the expenses of shareholders and directors meetings, the cost of office space, and the preparation, filing, printing and distribution of the Fund's prospectus and Statement of Additional Information. Additionally, the Adviser may, from its own resources, including profits from advisory fees received from the Fund provided such fees are legitimate and not excessive, make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Administrator

Under an Administrative Services Agreement between the Fund and Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, RTS provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund. Under the Administrative Services Agreement with RTS, which has been approved by the Board of Directors, RTS receives an annual fee of 0.30% of the average daily net assets of the Fund for the services it provides. For the fiscal years ended August 31, 1998, 1997, and 1996, the Fund paid the following administrative services fees to the RTS: $53,196, $51,818, $76,557, respectively.

As the Administrator, RTS is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, interest and the expenses paid by the Adviser. Specifically, RTS pays costs of registration of the Fund's shares with the Securities and Exchanges commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, and all costs incurred in providing custodial services.

Custodian and Independent Public Accountant

RTS is the Fund's custodian and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities, and collecting interest on the Fund's investments.

Independent certified public accountants, Deloitte & Touche LLP, University Square, 117 Campus Drive, Princeton, New Jersey 08540, are responsible for auditing the annual financial statements of the Fund.

Brokerage Allocation and Other Practices

The Fund's portfolio securities are normally purchased on a net basis which does not involve payment of brokerage commissions.

TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotations

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

P(1+T)n = ERV

Where     P =            a hypothetical initial payment of $1,000.
                T =             average annual total return.
                N =             number of years.
                ERV=         ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-,  5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus for the Fund on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Funds with data published by Lipper Analytical Services, Inc., or with the performance of the Lehman Brothers Intermediate Government and Long Treasury Bond Indexes, as appropriate, the Funds calculate their aggregate total return for the specified periods of time by assuming the investment of $10,000 in a Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

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The average annual compounded rates of return, assuming the reinvestment of all dividends and distributions, for the Fund, as of August 31, 1999, are as follows:

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1 Year	5 Years	Ten Year
(5.51)%	8.08%	7.79%

Computation of Yield

In addition to the total return quotations discussed above, the Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most-recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share of a fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

YIELD = 2[(a-b/cd+1)6-1]

     Where:     a  =  income earned during the period;
                       b  = expenses accrued for the period (net of reimbursements);
                       c  = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                       d  = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Portfolio's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Portfolio's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

Financial Statements
Copies of the Fund's audited financial statements for the fiscal year ended August 31, 1999, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 343-3355 or (301) 657-1500.

U.S. GOVERNMENT BOND PORTFOLIO FINANCIAL STATEMENTS

ANNUAL REPORT, August 31, 1999

THE RUSHMORE FUND, INC.

4922 Fairmont Avenue, Bethesda, Maryland 20814
(800) 343-3355            (301)657-1500

October 14, 1999

Dear Shareholder:

The U.S. Government Bond Portfolio invests primarily in the ten- and thirty-year Treasury issues. Our objective is to provide high current income as well as maintain safety of principal. For the fiscal year ended August 31, 1999, the total return of the portfolio was (5.51)%. The Portfolio had an annualized net investment income 4.57% of net assets for the year ended August 31, 1999, and an average maturity of 21.6 years.

The past year in the bond market has been one of increasing market yields as the U.S. economy continues to be a cause for concern to investors worried about rising inflation. Almost one year after the yield on the benchmark thirty-year Treasury bond fell to 4.69%, it climbed back up to a 52 week high of 6.27% in August of this year before ending that month yielding 6.07%. The slowdown in the U.S. economy that many market watchers had predicted would happen in 1999 has yet to emerge, due in part to continued strong consumer demand as well as recovering global economies. Sustained low levels of unemployment and highly valued equity markets have also contributed to the renewed concern over rising inflation. The Federal Reserve has reacted to these fears of an overheating economy with two Federal Funds rate increase of 25 basis points, leaving the Fed Funds rate at 5.25%.

Unless more substantial negative economic data is released, we don't expect the Federal Reserve to make any further adjustments to interest rates in 1999. While some reports have shown signs of increasing price pressures, the overall inflation environment remains relatively benign. Another factor as the millennium comes to a close is the Y2K scenario. With all the concern surrounding the changeover to the year 2000, it is doubtful that the Federal Reserve would add to market anxiety by adjusting interest rates in the last few months of the year unless absolutely necessary. While another rate hike is not completely out of the question for this year, a more likely scenario seems to be for an increase in the first quarter of 2000 if the U.S. economy threatens to overheat.

As always, we thank you for your support and look forward to serving your investment needs in the future.

Sincerely,

{SIGNATURE}                                                                                 {SIGNATURE}

Daniel L. O'Connor                                                                            Richard J. Garvey
Chairman of the Board                                                                         President

THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENT OF NET ASSETS
August 31, 1999
	Face	Value
	Amount	(Note 1)
U.S. TREASURY OBLIGATIONS: 97.8%
US Treasury Notes, 5.625%, 5/15/08	$ 1,500,000	$ 1,448,438
US Treasury Notes, 4.750%, 11/15/08	2,000,000	1,810,626
US Treasury Bonds, 7.625%, 2/15/25	3,550,000	4,089,156
US Treasury Bonds, 6.875%, 8/15/25	4,000,000	4,230,000
US Treasury Bonds, 6.125%, 11/15/27	1,000,000	969,375
Total US Treasury Obligations (Cost $12,881,878)		12,547,595
REPURCHASE AGREEMENT: 1.6%
With Paine Webber dated 8/31/99 at 540% to be repurchased at $207,786
On 9/1/99, collateralized by $209,864 in US Treasury Notes, due 12/31/99
(Cost $207,755)		207,755
Total Investments: 99.4% (Cost $13,089,633)		12,755,350
Other Assets less Liabilities: 0.6%		81,804
Net Assets: 100.0%		$ 12,837,154
Net Asset Value Per Share (Based on 1,261,957 Shares Outstanding)		$10.17
Net Assets Consist of:
Paid-in-Capital		$ 13,256,572
Accumulated Net Realized Loss on Investments		(85,135)
Net Unrealized Depreciation of Investments		(334,283)
Net Assets		$ 12,837,154
Income Tax Information:

At August 31, 1999, the cost of the investment securities for Federal income tax purposes was
   $13,089,633. Net unrealized depreciation was $334,283 of which $186,539 related to appreciated investment securities and $520,822 related to depreciated investment securities.

At August 31, 1999, the Fund had a capital loss carry forward of $85,135 which expires on August 31, 2005.
Other Information: For the year ended August 31, 1999, purchases of securities, excluding short-term securities, were $7,792,500 and sales (including maturities) of securities were $18,784,016.
See Notes to Financial Statements.
2

THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1999

Interest Income (Note 1)	$ 964,592
Expenses
Investment Advisory Fee (Note 2)	90,039
Administrative Fee (Note 2)	54,031
Total Expenses	144,070
Net Investment Income	820,522
Net Realized Gain on Investment Transactions	502,177
Change in Net Unrealized Appreciation/Depreciation of Investments	(1,977,128)
Net Loss on Investments	(1,474,951)
Net Decrease in Net Assets Resulting from Operations	$ (654,429)

See Notes to Financial Statements.
3
THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended August 31,

	1999	1998
Increase (Decrease) in Net Assets
Operations
Net Investment Income	$ 820,522	$ 882,665
Net Realized Gain on Investment Transactions	502,177	160,475
Change in Net Unrealized Appreciation/Depreciation of Investments	(1,977,128)	2,107,472
Net Increase (Decrease) in Net Assets Resulting from Operations	(654,429)	3,150,612
Distributions to Shareholders
From Net Investment Income	(820,522)	(882,665)
Share Transactions
Net Proceeds from Sales of Shares	45,396,394	33,728,661
Reinvestment of Distributions	740,600	748,179
Cost of Shares Redeemed	(59,085,077)	(24,696,560)
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(12,948,083)	9,780,280
Total Increase (Decrease) in Net Assets	(14,423,034)	12,048,227
Net Assets -- Beginning of Year	27,260,188	15,211,961
Net Assets -- End of Year	$ 12,837,154	$ 27,260,188

Shares
Sold	4,034,097	3,128,125
Issued in Reinvestment of Distributions	67,288	69,888
Redeemed	(5,258,021)	(2,313,568)
Net Increase (Decrease) in Shares	(1,156,636)	884,445

See Notes to Financial Statements.
4

THE RUSHMORE FUND, INC. U.S. Government Bond Portfolio

FINANCIAL HIGHLIGHTS

	For the Years Ended August 31,
	1999	1998	1997	1996	1995
Per Share Operating Performance:
Net Asset Value -- Beginning of Year	$ 11.27	$ 9.92	$ 9.39	$ 9.89	$ 9.08
Income from Investment Operations:
Net Investment Income	0.50	0.53	0.55	0.56	0.61
Net Realized and Unrealized Gain (Loss)
on Investments	(1.10)	1.35	0.55	(0.50)	0.81
Total from Investment Operations	(0.60)	1.88	1.10	0.06	1.42
Distributions to Shareholders:
From Net Investment Income	(0.50)	(0.53)	(0.55)	(0.56)	(0.61)
From Net Realized Gain	-	-	(0.02)	-	-
Total Distributions	(0.50)	(0.53)	(0.57)	(0.56)	(0.61)
Net Increase (Decrease) in Net Asset Value	(1.10)	1.35	0.53	(0.50)	0.81
Net Asset Value -- End of Year	$ 10.17	$ 11.27	$ 9.92	$ 9.39	$ 9.89
Total Investment Return	(5.51)%	19.35%	11.94%	0.41%	16.35%
Ratios to Average Net Assets:
Expenses.	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income	4.57%	4.98%	5.60%	5.59%	6.75%
Supplementary Data:
Portfolio Turnover Rate	46%	49%	19%	95%	63%
Net Assets at End of Year (in thousands)	$ 12,837	$ 27,260	$ 15,212	$ 21,424	$ 16,391
Number of Shares Outstanding at End of
Year (in thousands)	1,262	2,419	1,534	2,281	1,658

See Notes to Financial Statements.

5

THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio

NOTES TO FINANCIAL STATEMENTS
August 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES

The Rushmore Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of one portfolio, the U.S. Government Bond Portfolio. On August 31, 1999, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

    Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

    Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gain and loss from security transactions are computed on an identified cost basis.

    Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

    The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.50% of the average daily net assets. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Funds assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.30% of the average daily net assets of the Fund. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at August 31, 1999.

3.  SUBSEQUENT EVENT

On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc.  The transaction is subject to various regulatory approvals.

6

THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
  of The Rushmore Fund, Inc.:

We have audited the accompanying statement of net assets of the U.S. Government Bond Portfolio of The Rushmore Fund, Inc. as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Bond Portfolio of The Rushmore Fund, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the above stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Princeton, New Jersey
October 19, 1999
(October 21, 1999, as to Note 3)

PART C

PART C

OTHER INFORMATION

The Rushmore Fund, Inc.

ITEM 23.   Exhibits

(a)(1)  Articles of Incorporation of Registrant.1/

(a)(2)  Articles of Amendment.1/

(a)(3)  Articles Supplementary. 1/

(b)     Bylaws of Registrant. 1/

(c)     Voting Trust Agreement. 2/

(d)     Management Contract between Registrant and Money Management Associates. 1/

(e)     Underwriting Contracts. 2/

(f)     Bonus or Profit Sharing Contracts. 2/

(g)(1)  Custody Agreement between Registrant and Rushmore Trust and Savings, FSB. 1/

(h)(1)  Administrative Services Agreement between Registrant and Rushmore Trust and Savings, FSB. 1/

(h)(2)  Agreement between Money Management Associates and Rushmore Services, Inc. as amended. 4/

(i)     Opinion of Barham, Radigan, Suiters & Brown, P.C., regarding the legality of securities being registered. 3/

(j)      Consent of Deloitte & Touche LLP, independent public accountants for the Registrant. 5/

(k)      Omitted Financial Statements. 2/

(l)      Initial Capital Agreements. 2/

(m)      Rule 12b-1 Plan. 2/

(n)      Financial Data Schedule for the Registrant. 5/

(o)      Rule 18f-3 Plan. 2/

(p)      Powers of Attorney. 4/

1/ Incorporated by reference to the Registrant's Combined Registration Statement/Proxy statement on Form N-14 filed via EDGAR transmission on October 10, 1995 (Registration Nos. 33-63313 and 811-4369).

2/ None.

3/ Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed on December 29, 1995.

4/ Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed on October 30, 1998.

5/ Filed herewith.

ITEM 24.   Persons Controlled By or Under Common Control with the Fund

The following persons may be deemed to be directly or indirectly controlled by or under common control with the Fund, a Maryland Corporation:

Company	State of Organization and Relationship (if any) to the Fund	Percentage of Voting Securities Owned and/or Controlled by the Controlling Persons or Other Basis of Common Control

Money Management Associates ("MMA" or the "Adviser")	a District of Columbia limited partnership, registered transfer agent and registered investment adviser to four investment companies, including the Fund	Daniel L. O'Connor holds 100% of the voting authority in MMA in Daniel L. O'Connor's capacity as the sole general partner of MMA.

Rushmore Trust and Savings, FSB ("RTS" or the "Administrator")	a Maryland corporation, and a registered transfer agent, which provides transfer agency, dividend disbursing, and shareholder services to the Fund, and serves as the Fund's custodian	72.37% of the voting securities of RTS is held by MMA, and 27.58% of the voting securities of RTS is held by Daniel L. O'Connor, the sole general partner of MMA.

Fund for Government Investors	a Delaware business trust, and a registered investment company, which is advised by MMA

Fund for Tax-Free Investors, Inc.	a Maryland corporation, and a registered investment company, which is advised by MMA

American Gas Index Fund, Inc.	a Maryland corporation, and a registered investment company, which is advised by MMA

Cappiello-Rushmore Trust	a Delaware business trust, and a registered investment company, of which MMA is the administrator


ITEM 25.   Indemnification

The Registrant was incorporated in the State of Maryland on July 24, 1985, and is operated pursuant to the Articles of Incorporation of the Registrant, dated as of July 17, 1985, and as last amended, that permit the Registrant to indemnify its directors and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

The Articles of Incorporation of the Fund provide that officers and directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or directors of the Fund or as an officer or director of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no director or officer is indemnified against any liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and directors are indemnified only for actions taken in good faith which the officers and directors believed were in or not opposed to the best interests of the Fund; and

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

The Articles of Incorporation of the Registrant provide that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the directors who were not parties to the proceedings or, if a quorum is not obtainable, or if directed by a quorum of disinterested directors so directs, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

ITEM 26.   Business and Other Connections of the Investment Adviser


Money Management Associates ("MMA"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, FL 33408, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and two limited partners. Daniel L. O'Connor is the general partner and Martin M. O'Connor, and John R. Cralle are limited partners of MMA.


MMA also serves as the investment adviser to Fund for Government Investors, Fund for Tax-Free Investors, Inc., and American Gas Index Fund, Inc., all regulated investment companies since their inception.

ITEM 27.   Principal Underwriters

Not applicable

ITEM 28.   Location of Accounts and Records

The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 29.   Management Services

Not Applicable

ITEM 30.   Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 27th day of December, 1999.

                                                                            The Rushmore Fund, Inc.

                                                                            By:

                                                                            /s/ Daniel L. O'Connor*
                                                                            Daniel L. O'Connor, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Daniel L. O'Connor* Daniel L. O'Connor	Chairman of the Board, Treasurer, Director	December 27, 1999

/s/ Richard J. Garvey* Richard J. Garvey	President, Director	December 27, 1999

/s/ Timothy N. Coakley Timothy N. Coakley	Vice President	December 27, 1999

/s/ Jeffrey R. Ellis* Jeffrey R. Ellis	Director	December 27, 1999

/s/ Bruce C. Ellis* Bruce C. Ellis	Director	December 27, 1999

/s/ Michael D. Lange* Michael D. Lange	Director	December 27, 1999

/s/ Patrick F. Noonan* Patrick F. Noonan	Director	December 27, 1999

/s/ Leo Seybold* Leo Seybold	Director	December 27, 1999

* Stephenie E. Adams, attorney-in-fact